UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 23, 2006

Global Crossing Ltd
__________________________________________
(Exact name of registrant as specified in its charter)

Bermuda	001-16201	980189783
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

WESSEX HOUSE, 45 REID STREET, HAMILTON, Bermuda		HM12
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	4412968600

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On May 23, 2006, Global Crossing Limited (the "Company") entered into Amendment No. 2 to Registration Rights Agreement (the "Amendment to Registration Rights Agreement"), by and among the Company, STT Crossing Ltd ("STT Crossing"), and each other person who becomes a Holder of the Registrable Securities (as defined in the Agreement (as defined below)), to amend the Registration Rights Agreement dated as of December 9, 2003, by and among the Company, STT Crossing and each other person who becomes a Holder of the Registrable Securities, as previously amended effective as of December 23, 2004 (the "Registration Rights Agreement," together with the "Amendment to Registration Rights Agreement," the "Agreement"), pursuant to which the parties agreed that any Common Shares (as defined in the Agreement) that may be issued to STT Crossing and/or its affiliates upon conversion of the Proposed Indebtedness (as defined in the Agreement) be deemed to be Registrable Securities under the Registration Rights Agreement and that any Common Shares that may be issued to STT Crossing and/or its affiliates in the Common Shares Offering (as defined in the Agreement) be deemed to be Registrable Securities under the Agreement.

The Amendment to Registration Rights Agreement satisfies a condition precedent to the Waiver dated as of May 23, 2006 (the "Convertible Notes Waiver"), between the Company and STT Crossing, relating to the Company’s 4.7% Senior Secured Mandatory Convertible Notes Due 2008 under the Indenture dated as of December 23, 2004, by and among the Company, Global Crossing (UK) Telecommunications Limited, the other entities identified on the signature pages thereto and Wells Fargo Bank, National Association, as trustee and collateral agent for the holders of notes issued thereunder, and to the Written Consent of the Sole Shareholder of the 2.0% Cumulative Senior Convertible Preferred Shares of Global Crossing Limited dated May 23, 2006 (the "Senior Preferred Stock Consent"), by STT Crossing, with the Convertible Notes Waiver entered into in connection with the Convertible Notes Offering (as defined in the Agreement) and Senior Preferred Stock Consent entered into in connection with the Common Shares Offering.

STT Crossing is a wholly-owned subsidiary of Singapore Technologies Telemedia Pte Ltd and is the majority shareholder of the Company.

The Amendment to Registration Rights Agreement is attached as Exhibit 99.1, and the Convertible Notes Waiver and Senior Preferred Stock Consent as Exhibits 99.2 and 99.3, respectively, to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

See Exhibit Index below.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Crossing Ltd

May 30, 2006	By:	Mitchell C. Sussis

Name: Mitchell C. Sussis
Title: Vice President, Secretary & Deputy General Counsel

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Exhibit Index

Exhibit No.	Description

99.1	Amendment No. 2 to Registration Rights Agreement, dated March 23, 2006
99.2	Waiver under Convertible Notes Indenture, dated May 23, 2006
99.3	Consent under Preferred Stock Certificate of Designations, dated May 23, 2006